UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________________________________________________
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
_______________________________________________________________________________________________________________

	Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IRHYTHM TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

# Your **Vote** Counts!

**IRHYTHM TECHNOLOGIES, INC.**

2025 Annual Meeting
Vote by May 27, 2025
11:59 PM ET

iRHYTHM
IRHYTHM TECHNOLOGIES, INC.
699 8TH STREET, SUITE 600
SAN FRANCISCO, CALIFORNIA 94103

V68532-P31465

## You invested in IRHYTHM TECHNOLOGIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 28, 2025.**

## Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

May 28, 2025
9:00 AM Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/IRTC2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. To elect eight directors to serve until our 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified.<br>**Nominees:**<br>01) C. Noel Bairey Merz, M.D.<br>02) Quentin Blackford<br>03) Bruce Bodaken<br>04) Karen Ling<br>05) Mark Rubash<br>06) Ralph Snyderman, M.D.<br>07) Abhijit Talwalkar<br>08) Brian Yoor | For All |
| 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. | For |
| 3. To approve, on a non-binding advisory basis, the named executive officer compensation. | For |

**NOTE:** In their discretion, the proxies may transact such other business as may properly come before the meeting or any adjournment thereof.

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